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                                                                   EXHIBIT 23.2


                        INDEPENDENT ACCOUNTANTS' CONSENT

         We consent to the use of our reports incorporated by reference and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

Anchorage, Alaska,
February 11, 2002